Exhibit 99.1

TPG Pace Beneficial Finance Corp. Announces the Separate Trading of its Class A Ordinary

Shares and Warrants Commencing November 27, 2020

SAN FRANCISCO AND FORT WORTH, TX, November 25, 2020 – TPG Pace Beneficial Finance Corp. (the “Company”) announced that, commencing November 27, 2020, holders of the units sold in the Company’s initial public offering of 35,000,000 units completed on October 9, 2020 may elect to separately trade the Class A ordinary shares and warrants included in the units. Class A ordinary shares and warrants that are separated will trade on the New York Stock Exchange under the symbols “TPGY” and “TPGY WS,” respectively. Those units not separated will continue to trade on the New York Stock Exchange under the symbol “TPGY.U.” No fractional warrants will be issued upon separation of the units, and only whole warrants will trade.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities of the Company, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The offering was made only by means of a prospectus, copies of which may be obtained for free by visiting EDGAR on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov, or from Deutsche Bank Securities Inc., Attn: Prospectus Group, 60 Wall Street, New York, New York 10005-2836, email: prospectus.CPDG@db.com, tel: (800) 503-4611; J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, email: prospectuseq_fi@jpmchase.com, tel: 866-803-9204 and Barclays Capital Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, email: Barclaysprospectus@broadridge.com, tel: 888-603-5847.

About TPG Pace Beneficial Finance Corp.

TPG Pace Beneficial Finance Corp. is a special purpose acquisition company formed by TPG Pace Group for the purpose of entering into a merger, stock purchase, or similar business combination with one or more businesses. The strategy of TPG Pace Beneficial Finance Corp. is to identify and acquire businesses that are better suited to generate strong returns in a public market environment while benefitting from the broader operational knowledge, resources and private equity heritage of TPG.

About TPG Pace Group

TPG Pace Group is the firm’s dedicated permanent capital platform, created in 2015 with the objective of sponsoring special purpose acquisition companies and other permanent capital solutions for companies. TPG Pace Group has a long-term, patient, and highly flexible capital base, allowing us to seek transactions across industries and geographies. The creation of TPG Pace Group builds on TPG’s efforts to grow its private equity offering by servicing different return profiles and product types.

Forward-Looking Statements

This press release may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus for the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law

Media Contact:

Luke Barrett / Courtney Power

(415) 743-1550

media@tpg.com

Investor Contact:

TPG Pace

(212) 405-8458

pace@tpg.com